UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

          Date of report (Date of Earliest Event Reported: (09-26-2001)


                      GENERAL MOTORS ACCEPTANCE CORPORATION
              -----------------------------------------------------
               (Exact name of registrant specified in its charter)

                                    Delaware
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

          1-3754                                   38-0572512
    ----------------------            --------------------------------------
    (Commission File No.)              (I.R.S. Employer Identification No.)


              200 Renaissance Center, Detroit, Michigan 48265-2000
              ----------------------------------------------------

                                  313-665-6266
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

             FITCH PLACES DEBT OF GM, GMAC ON RATING WATCH NEGATIVE

     On September 26, 2001, Fitch placed the `A' senior debt and `F1' commercial paper ratings of General Motors Corporation (GM) and its financial services subsidiary, General Motors Acceptance Corporation (GMAC), on Rating Watch Negative. Fitch stated that this rating action reflects the impact on GM of over-capacity and heightened competition in the auto industry, namely, eroding market share, increasing levels of incentives and declining profitability. These factors have produced a decline in GM's liquidity position, a trend that is likely to persist under the continuing decline in economic conditions. GM has also been unable to reverse losses in its overseas operations, where industry over-capacity continues to impair industry profitability.

     Fitch also stated that given its association with its parent company, GMAC's ratings are also placed on Rating Watch Negative. The auto lending business has benefited in 2001 from the effects of declining interest rates, Fitch anticipates that margins for this business will come under pressure as a result of higher credit-related expenses and a shift in its funding profile away from short-term unsecured financing sources. Core profitability at GMAC Mortgage has been more volatile given the nature of the mortgage banking industry, and Fitch believes that future profitability could be negatively impacted by a downturn in the economy. On a risk-adjusted basis, Fitch had considered GMAC to be undercapitalized at the current rating level, although the parent company has been taking actions to improve this position over the past 18 months.


         Ratings Placed on Rating Watch Negative:

         General Motors Acceptance Corporation
                  Senior debt               `A'
                  Commercial paper          `F1'
                  Euro commercial paper     `F1'


         General Motors Acceptance Corporation of Canada, Ltd.

         GMAC, Australia (Finance) Ltd.
                  Senior debt               `A'

         General Motors Acceptance Corporation (U.K.) plc

         Opel Bank GmbH
                  Euro commercial paper     `F1'

         GMAC International Finance B.V.
                  Euro medium-term notes    `A'
                  Euro commercial paper     `F1'

         GMAC Commercial Mortgage Bank, (Ireland), plc
                  Euro commercial paper              `F1'
                  Short-term certificates of deposit `F1'



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned hereunto duly authorized.



                                          GENERAL MOTORS ACCEPTANCE CORPORATION

                                          --------------------------------------
                                                      (Registrant)


Dated:  September 28, 2001                By  s/  GERALD E. GROSS
                                          --------------------------------------
                                             (Gerald E. Gross, Controller)